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                                                                 Exhibit 10.3


                               THE MRC GROUP, INC.
                              AMENDED AND RESTATED
                         1992 EMPLOYEE STOCK OPTION PLAN


                  1. Purpose. The purpose of this plan (the "Plan") is to secure for The MRC Group, Inc. (the "Company"), and its shareholders the benefits arising from capital stock ownership by certain key advisors, consultants, employees and members of the Board of Directors ("Directors") of the Company and its subsidiary (as defined in Section 17 hereof), if any, who are expected to contribute to the Company's future growth and success.

                  2. Types of Awards and Administration.

                           a. Types of Awards. Options granted pursuant to the
Plan shall be as specified herein and authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options which are not intended to meet the requirements of Section 422.

                           b. Administration. The Plan will be administered by
the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion, subject to the terms of this Plan, grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan and all applicable securities laws, rules and regulations, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical), to advance the lapse of any waiting or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable


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for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

                           c. Indemnification. In addition to such other rights
of indemnification as they may have as Directors or as members of the Committee, members of the Board of Directors and of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option (and/or related right) granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for negligence or misconduct in his duties; provided that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer the Company, in writing, the opportunity at its own expense, to handle and defend the same.

                  3. Eligibility. Incentive Stock options shall be granted only to persons who are, at the time of grant, full-time employees of the Company or Subsidiary, if any. No person shall be granted an Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or Subsidiary, unless the requirements of paragraph (b) of Section 11 are satisfied. Non-qualified options may be granted to officers, full-time employees, Directors and consultants to the Company or any subsidiary. A person who has been granted an option under the Plan ("Optionee") may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

                  4. Stock Subject to Plan. Subject to adjustment as provided in
Section 13 and 14 below, the maximum number of shares of Common Stock of the Company which may be issued and


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sold under the Plan is 5,714,286 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

                  5. Forms of Options. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement, in such form not inconsistent with the Plan as shall be specified by the Board of Directors at the time such option is granted.

                  6. Purchase Price.

                           a. General. The purchase price per share of stock
deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock on the date of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph (b) of Section 11. In the case of a non-qualified stock option, the exercise price shall be determined by the Board of Directors in their discretion on the date of grant of such option. As used herein, "fair market value" on a given date shall mean the average of the highest and lowest selling price per share on the principal securities exchange (or the Nasdaq National Market) if the Common Stock is so traded; or if not so traded, "fair market value" shall mean the average of closing "bid" and "ask" prices for one share of the Common Stock of the Company as quoted on Nasdaq or a successor quotation system, or on such other public market system as the Common Stock of the Company is then-listed, or in the event such quotations are not available, "fair market value" shall be determined in the good faith discretion of the Board of Directors.

                        b. Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of
(i) cash, (ii) a check to the order of the Company in an amount equal to the exercise price of such options, (iii) shares of Common Stock of the Company already owned by the Optionee for at least six (6) months prior to the date the Optionee tenders such shares, having a fair market value equal in amount to the exercise price of the options being exercised, or (iv) by any combination of such methods of payment, as permitted by applicable law. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined in the manner specified above.


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                  7. Option Period. Each option and all rights thereunder shall be expressed to expire on such date as the Board of Directors shall determine, but in no event after the expiration of ten (10) years from the day on which the option is granted (subject to the special limitations set forth in paragraph (b) of Section 11), and shall be subject to earlier termination as provided in the Plan.

                  8. Exercise of Options. Each option may be exercisable, in part or in full, at any time and from time to time, and subject to such conditions and restrictions as determined by the Board of Directors and as set forth herein or in the agreement evidencing such option, during a ten (10) year period following the date of grant thereof (subject to the special limitations set forth in paragraph (b) of Section 11). To the extent that an option to purchase shares is not exercised by an Optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

                  9. Nontransferability of Options. No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that if so provided in the instrument evidencing the option, the Board of Directors, or the Committee, as the case may be, may permit any Optionee to transfer the option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family or to one or more entities owned solely by family members, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 promulgated under the Securities Act of 1933, as amended, for any option that the Board of Directors or the Committee, as the case may be, does not permit to be so transferred. The transferee of an option


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shall be subject to all restrictions, terms, and conditions applicable to the option prior to its transfer, except that the option shall not be further transferable inter vivos by the transferee. The Board of Directors or the Committee, as the case may be, may impose on any transferable option and on the Common Stock to be issued upon the exercise of the option such limitations and conditions as the Board of Directors or the Committee, as the case may be, deems appropriate.

                  10. Effect of Termination of Employment. For all purposes of the Plan and any option or purchase right granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). No option may be exercised unless, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of his or her option, employed by the Company or a subsidiary, except that if and to the extent the option agreement so provides:

                           a. The option may be exercised within the period of
three months after the date the Optionee ceases to be an employee of any of the foregoing entities (or within such shorter or longer period as may be specified or provided for in the option agreement; provided, however, that the exercise of the option shall not be less than thirty (30) days after the termination of employment of the Optionee); provided, however, that in no event may an option be exercised after the expiration date of the option.

                           b. If the Optionee dies while in the employ of the
Company, a Parent Corporation or a Subsidiary or within three months after the Optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such shorter or longer period as may be specified or provided for in the option agreement or instrument, but in no event shall the period be less than six (6) months after the date of death); provided, however, that in no event may an option be exercised after the expiration date of the option.

                           c. If the Optionee becomes "disabled" while in the
employ of the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of one year after the date the Optionee ceases to be an employee of any of the foregoing entities because of such disability (or within such shorter or longer period as may be specified or provided for in


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the option agreement or instrument but in no event shall the period be less than six (6) months after the date the Optionee ceases to be an employee because of such disability); provided, however, that in no event may any option be exercised after the expiration date of the option. For purposes of this Plan, the Optionee shall be considered "disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

                  11. Incentive Stock Options. Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

                           a. Limitation. The aggregate fair market value
(determined as of the respective date or dates of grant) of the Common Stock which may be made the subject of Incentive Stock Options granted under the Plan (and under any other stock option plans of the Company, and any Parent Corporation and Subsidiary) to any employee, which first become exercisable in any one calendar year shall not exceed the sum of $100,000 or such greater amount as may be permitted under subsequent amendments to the Code.

                           b. 10% Shareholder. If an employee to whom an
Incentive Stock Option is to be granted under the Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent corporation or any Subsidiary, then the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the fair market value of one share of Common Stock of the Company at the time of grant and the Incentive Stock Option shall have a maximum term of five years.

                           c. Maximum Grant. No individual may be granted
options in any calendar year, whether an Incentive Stock Option or a nonqualified stock option, to purchase more than 714,286 shares of Common Stock.

                              Except as modified by the preceding provisions of
this Section 11, all the provisions of the Plan


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shall be applicable to Incentive Stock Options granted hereunder.

                  12. Rights as a Shareholder. The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  13. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

                  14. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the acquiring corporation is not assuming the obligations of the Company with respect to its outstanding options, or in the case all or substantially all of the assets or more than fifty percent (50%) of the outstanding voting stock of the Company is acquired by another corporation (unless all voting stock acquired by said corporation is acquired directly from the Company), or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon Optionees or offerees as a


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result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Optionees or offerees, provide that all unexercised non-expired options granted under the Plan shall immediately accelerate the Exercisability Date(s) to the date of written notice and further all said options must be exercised within a specified number of days (which shall not be less than thirty) of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the Exercisability Date(s) of outstanding options.

                  15. No Special Employment Rights. Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

                  16. Other Employee Benefits. The amount of any compensation deemed to be received by an employee as a result of the exercise of an option, or the sale of shares received upon such exercise will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                  17. Definition of Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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                  18. Amendment of the Plan. The Board of Directors may at any
time and from time to time modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company, the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) materially increase the maximum number of shares which may be issued under the Plan (except for permissible adjustments provided in the Plan), (c) materially modify the requirements as to eligibility for participation in the Plan or (d) modify or amend the Plan if shareholder approval is required under Section 162(m) of the Code in order for any compensation related to options granted under the Plan to not be subject to the limitation on deductibility of Section 162(m). The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

                  19. Withholding. The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

                  20. Effective Date and Duration of the Plan.

                      a. Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.


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                  b. Termination. Unless sooner terminated in accordance with
Section 13, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of adoption by the Board of Directors of this Amended and Restated 1992 Stock Option Plan, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under
(i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

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